EXHIBIT 10.16

                           GENERAL SECURITY AGREEMENT

                  THIS AGREEMENT is made as of June_____, 1998

BETWEEN:

              TELE HUB LINK CORPORATION, a corporation incorporated under the laws of Ontario (hereinafter referred to as the "Debtor")

                                     - and -

                  AT&T CANADA LONG DISTANCE SERVICES COMPANY, a
              corporation amalgamated under the laws of Nova Scotia
                (Hereinafter referred to as the "Secured Party").

         WHEREAS the Debtor has agreed to grant a security interest and assignment, mortgage and charge in the Collateral in order to secure the performance of its Obligations to the Secured Party:

         NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained the parties hereto agree as follows:

                           ARTICLE 1 - INTERPRETATION

1.01     INTERPRETATION

In this agreement, unless something in the subject matter or context is inconsistent therewith,

"Agreement" means this agreement and all amendments made hereto by written agreement between the Secured Party and the Debtor.

"Collateral" has the meaning set out in Section 2.01.

"Event of Default" has the meaning set out in Section 6.01.

"Obligations" means all obligations of the Debtor to the Secured party including, without limiting the generality of the foregoing, all debts and liabilities, present or future, direct or indirect, absolute or consignment, incurred or not, whenever and however incurred, in any currency at any time owing by the Debtor to the Secured Party or remaining unpaid by the Debtor to the Secured party including, without limiting the generality of the foregoing, all amounts owing or remaining unpaid under the Service Agreement, and whether the same is from time to time reduced and


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thereafter increased or entirely extinguished and thereafter incurred again and whether arising from dealings between the Secured Party and the Debtor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatsoever a creditor of the Debtor and wherever incurred and whether incurred by the Debtor alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses.

"Receiver" has the meaning set out in Section 6.2(1)(a).

"Service Agreement" means the service agreement made as of October 14, 1998 between the Debtor and the Secured Party, as the same may be amended, supplemented, restated or replaced from time to time.

The terms "accessions", "accounts", "Chattel paper", "documents of title", "goods", "instrument", "intangibles", "inventory", "money", "proceeds" and "securities" whenever used herein have the meanings given to those terms in the PERSONAL PROPERTY SECURITY ACT (Ontario), as now enacted or as the same may from time to time be amended re-enacted or replaced.

1.02     SECTIONS AND HEADINGS

The division of the Agreement into Articles and Sections and insertion of headings are for convenience of reference only and will not affect the construction or interpretation of the Agreement. The terms "this Agreement", 'hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03     EXTENDED MEANINGS

 In this Agreement words importing the singular number only include the plural and VICE VERSA, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

                     ARTICLE 2 - GRANT OF SECURITY INTEREST

2.01     SECURITY INTEREST

As general and continuing security for the payment and performance of all Obligations of the Debtor to the Secured Party, the Debtor hereby grants to the Secured Party a security interest in the present and future undertaking and property, both real and personal, of the Debtor (collectively, the "Collateral"), and as further general and continuing security for the payment and performance of the Obligations, the Debtor hereby assigns the Collateral to the Secured Party and

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mortgages and charges the Collateral as and by way of a fixed and specific mortgage and charge to the Secured Party. Without limiting the generality of the foregoing, the Collateral will include all right, title and interest that the Debtor now has or may hereafter have, be possessed of, be entitled to, or acquire, by way of amalgamation or otherwise, now or hereafter or may hereafter have in all property of the following kinds:

(a) RECEIVABLES: all debts, accounts, claims and choses in action for monetary amounts which are now or which may hereafter become due, owing or accruing due to the Debtor (collectively, the "Receivables");

(b) INVENTORY: all inventory of whatever kind and wherever situated including, without limiting the generality of the foregoing, all goods held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in the business of the Debtor (collectively, the "Inventory");

(c) EQUIPMENT: all machinery, equipment, fixtures, furniture, plant, vehicles and other tangible personal property which are not Inventory (collectively, the "Equipment");

(d)  CHATTEL PAPER: all chattel paper;

(e) DOCUMENTS OF TITLE: all warehouse receipts, bills of lading and other documents of title, whether negotiable or not;

(f) SECURITIES AND INSTRUMENTS: all shares, stock, warrants, bonds, debentures, debenture stock and other securities and all instruments (collectively, the "Securities");

(g) INTANGIBLES: all intangibles not otherwise described in this Section 2.01 including, without limiting the generality of the foregoing, all goodwill, patents, trademarks, copyrights and other industrial property;

(h) MONEY: all coins or bills or other medium of exchange adopted for use as part of the currency of Canada or of any foreign government;

(i) BOOKS, RECORDS, ETC.: all books, papers, accounts, invoices, documents and other records in any form evidencing or relating to any of the property described in this Section 2.01 and all contracts, securities, instruments and other rights and benefits in respect thereof;

(j) SUBSTITUTIONS, ETC.: all replacements of, substitutions for and increases, additions and accessions to any of the property described in this Section 2.01; and

(k) PROCEEDS: all proceeds of any Collateral in any form derived directly or indirectly from any dealing with the Collateral or that indemnifies or compensates for the loss of or damage to the Collateral;

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provided that the said assignment and mortgage and charge will not (i) extend or apply to the last day of the term of any lease or any agreement therefor now held or hereafter acquired by the Debtor, but should the Secured Party enforce the said assignment or mortgage and charge, the Debtor will thereafter stand possessed of such last day and must hold it in trust to assign the same to any person acquiring such term in the course of the enforcement of the said assignment and mortgage and charge, or (ii) render the Secured Party liable to observe or perform any term, covenant or condition of any agreement, document or instrument to which the Debtor is a party or by which it is bound.

2.02     ATTACHMENT OF SECURITY INTEREST

The Debtor acknowledges that value has been given and agrees that the security interest granted hereby will attach when the Debtor signs this Agreement and the Debtor has any rights in the Collateral.

                      ARTICLE 3 - GENERAL REPRESENTATIONS,
                     WARRANTIES AND COVENANTS OF THE DEBTOR

3.01     REPRESENTATIONS AND WARRANTIES

The Debtor hereby represents and warrants to the Secured Party that:

(a) the Debtor is a corporation duly incorporated, organized and subsisting under the laws of its jurisdiction of incorporation, with the corporate power to enter into this Agreement; this Agreement has been duly authorize by all necessary corporate action on the part of the Debtor enforceable in accordance with its terms; the making and performance of this Agreement will not result in the breach of, constitute a default under, contravene any provision of, or result in the creation of, any lien, charge, security interest, encumbrance or any other rights of others upon any property of the Debtor pursuant to any agreement, indenture or other instrument to which the Debtor is a party or by which the Debtor or any of its property may be bound or affected;

(b) all financial information provided by the Debtor to the Secured Party is true, correct and complete; all financial statements have been prepared in accordance with Canadian generally accepted accounting principles consistently applied; there has been no material adverse change in the Debtor's financial condition since the date of the most recent financial statements provided to the Secured Party;

(c) except as otherwise provided herein or disclosed in a schedule hereto, all of the Collateral is the sole property of the Debtor free from any liens, charges, security interests, encumbrances or any rights of others which rank prior to or PARI PASSU with the security interest, assignment and mortgage and charge granted hereby; and

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(d)  the address of the Debtor's chief executive office and the office where it keeps its records respecting the Receivables, is that given at the end of this Agreement.

3.02     COVENANTS

The Debtor covenants with the Secured Party that the Debtor will:

(a) ensure that the representations and warranties set forth in Section 3.01 will be true and correct at all times;

(b) maintain, use and operate the Collateral and carry on and conduct its business in a lawful in a lawful and business-like manner;

(c) not permit the Collateral to be affixed to real or personal property so as to become a fixture or accession without the prior written consent of the Secured Party;

(d) defend the Collateral against all claims and demands respecting the Collateral made by all persons at any time and, except as otherwise provided herein, will keep the Collateral free and clear of all security interests, mortgages, charges, liens and other encumbrances or interests except for those disclosed in a schedule hereto or hereafter approved in writing by the Secured Party prior to their creation or assumption;

(e) not change its chief executive office and the location of the office where it keeps its records respecting the Receivables, or move any of the Inventory, Securities or Equipment from the locations specified in any schedule hereto, without the prior written consent of the Secured Party;

(f) pay all rents, taxes levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same became due and payable, and will exhibit to the Secured Party, when required, the receipts and vouchers establishing such payment;

(g) keep proper books of account in accordance with sound accounting practice, will furnish to the Secured Party such financial information and statements and such information and statements relating to the Collateral as the Secured Party may from time to time require, and the Debtor will permit the Secured Party or its authorized agents at any time at the expense of the Debtor to examine the books of account and other financial records and reports relating to the Collateral and to make copies thereof and take extracts therefrom;

(h) from time to time forthwith at the request of the Secured Party furnish to the Secured Party in writing all information requested relating to the Collateral, and the Secured Party will be entitled from time to time at any reasonable time to inspect the collateral and make copies of all information relating to the collateral and for such purposes the Secured

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     Party will have access to all premises occupied by the Debtor or where the
     Collateral may be found;

(i) from time to time forthwith at the request of the Secured Party execute and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Secured Party to effectively carry out the full intent and meaning of this Agreement or to better evidence and perfect the security interest, assignment and mortgage and charge granted hereby, and the Debtor hereby irrevocably constitutes and appoints the Secured Party, or any Receiver appointed by the court or the Secured Party, the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever the Secured Party or any such Receiver may consider it to be necessary or expedient;

(j) not change its name or, if the Debtor is a corporation, will not amalgamate with any other corporation without first giving notice to the Secured Party of its new name and the names of all amalgamating corporations and the date when such new name or amalgamation is to become effective; and

(k) pay to the Secured Party forthwith upon demand all reasonable costs and expenses (including, without limiting the generality of the foregoing, all legal, Receiver's and accounting fees and expenses) incurred by or on behalf of the Secured Party in connection with the preparation, execution and perfection of this Agreement and the carrying out of any of the provisions of this Agreement including, without limiting the generality of the foregoing, protecting and preserving the preserving the security interest, assignment and mortgage and charge granted hereby and enforcing by legal process or otherwise the remedies provided herein; and all such costs and expenses will be added to and form part of the Obligations secured hereunder.


                              ARTICLE 4 - INSURANCE

4.01    INSURANCE

The Debtor must obtain and maintain, at its own expense, insurance against loss or damage to the Collateral including, without limiting the generality of the foregoing, loss by fire (including so-called extended coverage), theft, collision and such other risks of loss as are customarily insured against on this type of Collateral, in an amount not less than the full replacement value thereof, in such form and with such insurers as are reasonably satisfactory to the Secured Party. If any such policies of insurance contain a co-insurance clause so as to prevent the Debtor from becoming a co-insurer under the terms of any such policy. All such policies must name the Secured Party as an additional insured and loss payee thereof, as the Secured Party's interests may appear, and must provide that the insurer will give the Secured Party at least 10 days written

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notice of intended cancellation. At the Secured Party's request, the Debtor must furnish the Secured Party with a copy of any policy of insurance and certificate of insurance or other evidence satisfactory to the Secured Party that such insurance coverage is in effect. The Debtor must give the Secured Party notice of any damage to, or loss of, the Collateral forthwith upon the occurrence of any such damage or loss. Should the Debtor fail to make any payment or perform any other obligation provided in this Section, the Secured Party will have the right, but not the obligation, without notice or demand upon the Debtor and without releasing the Debtor from any obligation hereunder or waiving any rights to enforce this Agreement, to perform any or all of such obligations. The amount of all such payments made and all costs, fees and expenses incurred by the Secured Party in performing such obligations will be immediately due and payable by the Debtor.

                       ARTICLE 5 - DEALING WITH COLLATERAL

5.01     DEALING WITH COLLATERAL BY THE DEBTOR

The Debtor must not sell, lease or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party, except that the Debtor may, until an Event of Default occurs, deal with its money or sell items of Inventory in the ordinary course of its business so that the purchaser thereof takes title thereto free and clear of the security interest, assignment and mortgage and charge granted hereby, but all proceeds of any such sale will continue to be subject to the security interest, assignment and mortgage and charge granted hereby and all money received by the Debtor will be received as trustee for the Secured Party and must be held separate and apart from other money of the Debtor and must be paid over to the Secured Party upon request.

5.02     RIGHTS AND DUTIES OF THE SECURED PARTY

(1) The Secured Party may perform any of its rights and duties hereunder by or through agents and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

(2) In the holding of the Collateral, the Secured Party and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Secured Party and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Debtor reasonably requests in writing, but failure of the Secured Party or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care.

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5.03     REGISTRATION OF SECURITIES

The Secured Party may have any Securities registered in its name or in the name of its nominee and will be entitled but not bound or required to exercise any of the rights that any holder of such Securities may at any time have, provided that until an Event of Default has occurred and is continuing, the Debtor will be entitled to exercise in a manner not prejudicial to this interests of the Secured Party or which would violate or be inconsistent with this Agreement, all voting power from time to time exercisable in respect of the Securities. The Secured Party will not be responsible for any loss occasioned by its exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof. The Debtor must from time to time forthwith upon the request of the Secured Party deliver to the Secured Party those Securities requested by the Secured Party duly endorsed for transfer to the Secured Party or its nominee to be held by the Secured Party subject to the terms of this Agreement.

5.04     NOTIFICATION OF ACCOUNT DEBTORS

Before an Event of Default occurs, the Secured Party may give notice of this Agreement and the security interest and assignment granted hereby to any account debtors of the Debtor or to any other person liable to the Debtor and, after the occurrence of an Event of Default, may give notice to any such account debtors or other person to make all further payments to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor from account debtors or from any other person liable to the Debtor whether before or after any notice is given by the Secured Party must be held by the Debtor in trust for the Secured Party and paid over to the Secured Party on request.

5.05     APPLICATION OF FUNDS

Except where the Debtor, when not in default, hereunder, so directs in writing at the time of payment, all money collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the Obligations as the Secured Party in its sole discretion determines, or may be held unappropriated in a collateral account, or in the discretion of the Secured Party may be released to the Debtor, all without prejudice to the Secured Party's rights against the Debtor.

                        ARTICLE 6 - DEFAULT AND REMEDIES

6.01     EVENTS OF DEFAULT

The Debtor will be in default under this Agreement upon the occurrence of any of the following events (herein referred to as an "Event of Default":

(a)  the Debtor does not pay to the Secured Party any sum when due;

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(b)  the Debtor does not observe or perform any covenant or obligation of the
     Debtor contained in this Agreement;

(c) any representation or warranty made by the Debtor herein or in any documents or certificate provided at any time to the Secured Party in connection herewith is proven to be incorrect or misleading in any material respect;

(d) the Debtor is in default under any other agreement with the Secured Party or under any material agreement with any other person;

(e) the Debtor ceases or threatens to cease to carry on the business currently being carried on by it or a substantial portion thereof or makes or agrees to make an assignment, disposition or conveyance whether by way of sale or otherwise, of its assets in bulk;

(f) the Debtor is an insolvent person within the meaning of the BANKRUPTCY AND INSOLVENCY ACT (Canada) or commits or threatens to commit any act of bankruptcy;

(g) the commencement of any proceeding or the taking of any step by or against the Debtor for the dissolution, liquidation or winding-up of the Debtor or for any relief under the laws of any jurisdiction relating to bankruptcy, insolvency, reorganization, arrangement, compromise or winding-up, or for the appointment of one or more of a trustee, receiver, receiver and manager, custodian, liquidator or any other person with similar powers with respect to the Debtor or the Collateral or any party thereof;

(h) the Collateral or any part thereof is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect, and the same is not released, bonded, satisfied, discharged or vacated within the shorter of a period of 15 days and 10 days less than such period as would permit such property or any part thereof to be sold pursuant thereto; or

(i) the Secured Party believes in good faith that the prospect of payment or performance of any of the Obligations is impaired or that the Collateral is in danger of being lost, damaged or confiscated, or of being encumbered by the Debtor or seized or otherwise attached by anyone pursuant to any legal process.

6.02     REMEDIES

(1) On or after the occurrence of any Event of Default, (i) any or all of the Obligations will at the option of the Secured Party become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonour, all of which are expressly waived;
(ii) the obligation, if any, of the Secured Party to extend further credit to the Debtor will cease; (iii) any or all security granted hereby will, at the option of the Secured Party, become immediately enforceable; and (iv) in addition to any right or

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remedy provided by law, the Secured Party will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

(a) the Secured Party may by appointment in writing appoint a receiver or receiver and manager (each herein referred to as the "Receiver") of the collateral (which term when used in this Section 6.02 will include the whole or any part of the Collateral) and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the collateral; and the term "Secured Party" when used in this Section 6.02 will include any Receiver so appointed and the agents, officers and employees of such Receiver; and the Secured Party will not be in any way responsible for any misconduct or negligence of any such Receiver;

(b) the Secured Party may take possession of the Collateral and require the Debtor to assemble the Collateral and deliver or make the collateral available to the Secured Party at such place or places as may be specified by the Secured Party;

(c) the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral;

(d) the Secured Party may carry on or concur in the carrying on of all or any party of the business of the Debtor;

(e) the Secured Party may enforce any rights of the debtor in respect of the Collateral by any manner permitted by law;

(f) the Secured Party may sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for cash or upon credit upon such terms and conditions as the Secured Party may determine and without notice to the Debtor unless required by law;

(g) the Secured Party may accept the Collateral in satisfaction of the Obligations upon notice to the Debtor of its intention to do so in the manner required by law;

(h) the Secured Party may, for any purpose specified herein, borrow money on the security of the Collateral in priority to the security interest, assignment and mortgage and charge granted by this Agreement;

(i) the Secured Party may enter upon, occupy and use all or any of the premises, buildings and plant occupied by the Debtor and use all or any of the Equipment and other personal property of the Debtor for such time as the Secured Party requires to facilitate the realization of the collateral, free of charge, and the Secured Party will not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or

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     damages in connection with such actions;

(j) the Secured Party may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Secured Party hereunder, including, without limiting the generality of the foregoing, reasonable legal, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at such rate as the Secured Party deems reasonable, will be added to and form part of the Obligations hereby secured; and

(k) the Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith will be added to the Obligations hereby secured.

(2) The Secured Party may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party sees fit without prejudice to the liability of the Debtor to the Secured Party or the Secured Party's rights hereunder.

(3) The Secured Party will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, in respect of the Collateral.

(4) The Secured Party may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party may apply any balance of such proceeds to payment of the Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party may pay it to any person having a claim thereto in priority to the Debtor of whom the Secured Party has knowledge any balance remaining must be paid to the Debtor. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the aforesaid expenses, the Debtor will be liable to pay any deficiency to the Secured Party forthwith on demand.

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                               ARTICLE 7 - GENERAL

7.01     BENEFIT OF THE AGREEMENT

         This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

7.02     ENTIRE AGREEMENT

         This Agreement and the Service Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancel and supersede any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings, or collateral agreements, express, implied or statutory, between the parties except as expressly set forth herein, or in the Service Agreement.

7.03     AMENDMENTS AND WAIVERS

         No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

7.04     ASSIGNMENT

         The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement.

7.05     SEVERABILITY

         If any provision of this Agreement is determined to be invalid or enforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

7.06     NOTICES

         Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and may be given by personal delivery, by registered mail or by electronic means of communication, addressed to the recipient as follows:

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         To the Debtor:

                  Tele Hub Link Corporation
                  1000 St. Antoine
                  Suite 600
                  Montreal, Quebec
                  H3C 3R7
                  Facsimile No.:
                  Attention:

         To the Secured Party:

                  AT&T Canada Long Distance Services Company
                  200 Wellington Street West, Suite 1600
                  Toronto, Ontario
                  M5V 3G2
                  Facsimile No.:   (416) 345-2070
                  Attention:       Vice President, General Counsel and Secretary

or such other address, individual or electronic communication waiver as may be designated by notice given by any party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication must not be mailed but must be given by personal delivery or by electronic communication.

7.07     ADDITIONAL CONTINUING SECURITY

         This Agreement and the security interest, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Secured Party.

7.08     FURTHER ASSURANCE

         The Debtor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, acts,

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matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representation, warranties and covenants herein contained.

7.09     POWER OF ATTORNEY

         Upon the occurrence of an Event of Default that is continuing, the Debtor hereby irrevocably constitutes and appoints any officer for the time being of the Secured Party the true and lawful attorney of the Debtor, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

7.10     DISCHARGE

         The Debtor will not be discharged from any of the obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party.

7.11     GOVERNING LAW

         This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

7.12     EXECUTED COPY

The Debtor acknowledges receipt of a fully executed copy of this Agreement.

         IN WITNESS WHEREOF the parties have executed this Agreement.

DEBTOR:                                TELE HUB LINK CORPORATION


                                       /s/ PATRICK THOMAS
                                       -------------------------------------
Date of Execution                      President and Chief Executive Officer
                                       (authorized signature)

SECURED PARTY:                         AT&T CANADA LONG DISTANCE
                                       SERVICES COMPANY


-----------------                      ------------------------------------
Date of Execution                      (authorized signature)

ADDRESS OF DEBTOR

Location of Chief Executive Office and location of Business Records:

         1000 St. Antoine W.
         Suite 600
         Montreal, Quebec
         H3C 3R7

                                    SCHEDULE

                   To a General Security Agreement made as of ______________________________, 1998 between
                   Tele Hub Link Corporation, as Debtor, and AT&T Canada Long Distance Services Company, as Secured Party, referred to in Section 3.01(c) of the said General Security Agreement.

Registrations under the PERSONAL PROPERTY SECURITY ACT (Ontario) made against the Debtor:

         Nil.